GLOBAL HIGH INCOME DOLLAR FUND INC.                      SEMIANNUAL REPORT



Dear Shareholder,

We are pleased to present you with the semiannual report for the Global High Income Dollar Fund Inc. (the "Fund") for the six-month period ended April 30, 1999.




MARKET REVIEW
================================================================================


            Emerging market debt valuations fell substantially in 1998 and
[Graphic]   bottomed in the middle of January on fears of a balance of payments crisis in Brazil. Prices then rebounded strongly, and the JP Morgan
            EMBI+ Index gained 15.87% over the six-month period ended April 30, 1999. The improvement came in response to several positive developments:

   o Brazil's currency and foreign exchange reserves stabilized after the government allowed the currency to float in January.

   o Oil prices began to recover. Oil is a large source of foreign exchange earnings and tax revenues in many emerging market countries, including Mexico, Colombia and Venezuela.

   o Economic stability returned to Asia.


OUTLOOK
================================================================================

 [GRAPHIC]  Emerging market debt valuations are at historically attractive levels. Prevailing high yields reflect a number of risks:

   o Brazil could miss the targets it agreed to in its most recent assistance program from the International Monetary Fund. The present recession severely challenges Brazil's ability to generate fiscal revenues. Further, it is unclear whether the Brazilian states will succeed in achieving fiscal targets specified in the IMF agreement.

   o The G-7 governments may force emerging market borrowers to renegotiate interest and principal payments with bondholders in the event of bilateral debt restructuring. Sovereign issuers could be required to include in their prospectuses covenants that would limit bondholders' rights in the event of default. These covenants would increase borrowing costs, and most sovereign borrowers oppose them.

--------------------
*Weightings represent percentages of portfolio assets as of April 30, 1999. The Fund's portfolio is actively managed and its composition will vary over time.


             ---------------------------------------------------
                          GLOBAL HIGH INCOME DOLLAR
                          FUND INC.
                          FUND PROFILE
               [Graphic]  GOAL
                          High level of current
                          income; secondarily capital
                          appreciation

               [Graphic]  PORTFOLIO MANAGER:
                          Stuart Waugh,
                          Mitchell Hutchins Asset
                          Management Inc.

               [Graphic]  TOTAL NET ASSETS:
                          $302.1 million as of
                          April 30, 1999

                          DIVIDEND PAYMENTS:
                          Monthly

             ---------------------------------------------------


                          GLOBAL HIGH
                          INCOME DOLLAR
                          FUND INC.

                          Top Five Countries*

                          Mexico 22.9%

                          Brazil 13.8%

                          Poland 9.0%

                          Morocco 5.6%

                          Bulgaria 4.8%

   There are encouraging developments as well:

   o Prospects for world growth appear more favorable now than they have in the last two years.

   o Most emerging market governments are pursuing sound macroeconomic policies. Mexico cut spending in 1998 to compensate for lost revenues from oil production. Brazil passed legislation to increase tax revenues and to reduce costly and inequitable spending on government salaries and pensions.

   o With more competitive currencies and strengthening current accounts, Asian economies have built foreign currency reserves.

   o Korea and Thailand are allowing foreign banks to enter local markets, thus strengthening the creditworthiness of their banking sectors. Several Latin American countries are doing the same.

PORTFOLIO REVIEW
================================================================================


PERFORMANCE

            For the six-month period ended April 30, 1999, the Fund (symbol:
[Graphic]   GHI) returned 13.21% based on changes in the Fund's net asset value
            (assuming, for illustration only, that dividends were reinvested at the net asset value on the payable dates) and 8.64% based on changes in its share price on the New York Stock Exchange (assuming dividends were reinvested under the Dividend Reinvestment Plan).

   At April 30, 1999 the Fund's net asset value per share was $13.88, while its share price on the New York Stock Exchange was $11.63. During the six-month period ended April 30, 1999, the Fund paid dividends from net investment income totaling $0.50 per share and a dividend of $0.3043 per share from capital gains. Based on the dividend paid in April and the Fund's market price on April 30, 1999, the Fund's annualized market yield was 10.32%. (Yields will fluctuate.)

HIGHLIGHTS

   The Fund lagged the JP Morgan EMBI+ Index during the six-month period, returning 13.21% vs. 15.87% for the Index. This underperformance was largely attributable to the Fund's overweightings in higher-credit-quality issues such as Mexico (22.9%) and Poland (9.0%) and its underweightings in lower-quality issuers such as Brazil (13.8%), Venezuela (4.8%) and Russia (1.4%), which outperformed.*

-----------------------
*Weightings represent percentages of portfolio assets as of April 30, 1999. The Fund's portfolio is actively managed and its composition will vary over time.


       GLOBAL HIGH
       INCOME DOLLAR
       FUND INC.
       Currency Exposure*


        The following table represents a Pie Chart for the printed piece.

             US$ Denominated      96.1%
             Foreign Currency
             Unhedged              3.9%

   The Fund has maintained core overweightings in BB-rated countries where we perceive credit fundamentals are stable or improving, including Mexico, Morocco (5.6%) and the Philippines (4.5%). Other core positions include investment-grade credits of Poland, Korea (4.8%) and Tunisia (2.2%).* We reduced the Fund's cash position to about 6% and redirected the money primarily into Brazilian debt. We intend to increase or decrease this weighting, depending on how successful Brazil is in achieving its IMF targets.

SHARE REPURCHASES

   On September 16, 1998 the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 10% of its outstanding shares in an effort to reduce the share price discount to net asset value and to increase return to shareholders. As of April 30, 1999, the Fund had repurchased 971,700 shares representing roughly 4.3% of the shares outstanding on September 16, 1998.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on Global High Income Dollar Fund Inc.
or another fund in the PaineWebber Family of Funds,1 please contact your Financial Advisor.

Sincerely,



/s/ MARGO ALEXANDER                      /s/ BRIAN M. STORMS
------------------------                 ----------------------
MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.



/s/ STUART WAUGH
-------------------------
STUART WAUGH
Managing Director, Mitchell Hutchins Asset Management Inc.
Portfolio Manager, Global High Income Dollar Fund Inc.



--------------------
1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended April 30, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

* Weightings represent percentages of portfolio assets as of April 30, 1999. The Fund's portfolio is actively managed and its composition will vary over time.

GLOBAL HIGH INCOME DOLLAR FUND INC.



PORTFOLIO OF INVESTMENTS                              APRIL 30, 1999 (unaudited)


  PRINCIPAL
   AMOUNT                                                             MATURITY         INTEREST
    (000)                                                               DATES            RATES            VALUE
  --------                                                            ---------        ---------       ---------
LONG-TERM DEBT SECURITIES--93.56%

ARGENTINA--4.93%
ARS 6,050   Republic of Argentina ............................        02/12/07          11.750%      $ 5,680,254
$   6,000   Republic of Argentina ............................        04/07/09          11.750         6,180,000
    4,033   Republic of Argentina, DISC ......................        03/31/23           6.063+        3,039,874
                                                                                                     -----------
                                                                                                      14,900,128
                                                                                                     -----------

BRAZIL--13.76%
    3,005   Federal Republic of Brazil .......................        04/15/04          11.625         2,907,337
   15,306   Federal Republic of Brazil, DCB ..................        04/15/12           5.938+        9,681,045
   21,300   Federal Republic of Brazil, DISC. ................        04/15/24           5.875+       14,058,000
    2,900   Federal Republic of Brazil, EXIT .................        09/15/13           6.000         1,914,003
    5,000   Federal Republic of Brazil, NMB ..................        04/15/09           5.938+        3,575,000
   15,000   Federal Republic of Brazil, PAR ..................        04/15/24           5.750++       9,412,500
                                                                                                     -----------
                                                                                                      41,547,885
                                                                                                     -----------

BULGARIA--4.79%
    3,500   Republic of Bulgaria, DISC .......................        07/28/24           5.875+        2,397,500
   13,700   Republic of Bulgaria, FLIRB ......................        07/28/12           2.500++       8,305,625
    5,555   Republic of Bulgaria, IAB ........................        07/28/11           5.875+        3,756,569
                                                                                                     -----------
                                                                                                      14,459,694
                                                                                                     -----------

CHILE--3.08%
    3,000   Banco del Estado Chile, S.A.(1) ..................        08/01/01           8.390         3,092,340
    3,000   CIA de Telecom de Chile, S.A. ....................        01/01/06           8.375         3,136,781
    3,037   Empresa Nacional de Electricidad, S.A. ...........  04/01/09 to 02/01/37  7.325 to 8.500   3,067,284
                                                                                                     -----------
                                                                                                       9,296,405
                                                                                                     -----------

COSTA RICA--1.15%
    3,500   Republic of Costa Rica                                    05/15/09           9.335         3,474,095
 .............................................................                                       -----------

KOREA--4.73%
   13,270   Republic of Korea ................................  04/15/03 to 04/15/08 8.750 to 8.875   14,300,263
                                                                                                     -----------

MEXICO--22.73%
    3,464   Coca-Cola Femsa, S.A. de C.V. ....................        11/01/06           8.950         3,481,320
    3,000   Grupo Industrial  Durango, S.A. de C.V. ..........        07/15/01          12.000         3,000,000
    5,700   Grupo Televisa, S.A. de C.V. .....................        05/15/08          0/13.25@       4,845,000
    7,500   Mexican Multi Year Refinance Loan Participation ..
              (Salomon Brothers)(1)(2) .......................        03/20/05           6.063+        6,506,250
    3,000   PEMEX Finance LTD(1) .............................        11/15/18           9.150         2,940,000
    4,000   Petroleos Mexicanos ..............................        03/30/05           8.375         3,828,800
   12,568   United Mexican States ............................        05/15/26          11.500        14,924,500
   30,621   United Mexican States, DISC(3) ...................        12/31/19       5.875 to 6.201+  26,372,336
    3,500   United Mexican States, PAR(4) ....................        12/31/19           6.250         2,765,000
                                                                                                     -----------
                                                                                                      68,663,206
                                                                                                     -----------

MOROCCO--5.55%
    4,762   Kingdom of Morocco Loan Participation,
              Tranche A (Chase Manhattan Bank)(1)(2) .........        01/01/09           6.063+        3,898,809
   15,709   Kingdom of Morocco Loan Participation,
              Tranche A (Morgan Guaranty Trust)(1)(2) ........        01/01/09           6.063+       12,862,173
                                                                                                     -----------
                                                                                                      16,760,982
                                                                                                     -----------

GLOBAL HIGH INCOME DOLLAR FUND INC.

  PRINCIPAL
   AMOUNT                                                             MATURITY         INTEREST
    (000)                                                               DATES            RATES            VALUE
  --------                                                            ---------        ---------       ---------
LONG-TERM DEBT SECURITIES (CONCLUDED)

NETHERLANDS--1.00%
$    3,000  TPSA Finance BV(1) ...............................        12/10/08           7.750%     $  3,022,500
                                                                                                    ------------

PANAMA--4.26%
     3,104  Republic of Panama ...............................        04/01/29           9.375         3,184,704
    12,393  Republic of Panama, PDI ..........................        07/17/16           5.938+        9,697,669
                                                                                                    ------------
                                                                                                      12,882,373
                                                                                                    ------------

PERU--2.81%
     5,000  Republic of Peru, FLIRB ..........................        03/07/17           3.750++       3,081,250
     8,000  Republic of Peru, PDI ............................        03/07/17           4.500++       5,400,000
                                                                                                    ------------
                                                                                                       8,481,250
                                                                                                    ------------

PHILIPPINES--4.50%
     9,430  Republic of Philippines ..........................  04/15/08 to 01/15/19 8.875 to 9.875    9,588,693
     4,400  Republic of Philippines, DCB                              12/01/09           6.000+        4,015,000
                                                                                                    ------------
                                                                                                      13,603,693
                                                                                                    ------------

POLAND--8.92%
PLN 23,780  Republic of Poland(1) ............................   06/12/02 to 02/12/03   12.000         6,182,095
   $32,300  Republic of Poland, PAR                                   10/27/24           3.000++      20,752,750
                                                                                                    ------------
                                                                                                      26,934,845
                                                                                                    ------------

RUSSIA--1.38%
     4,308  Russian IAN ......................................        12/15/15           5.969+        1,320,000
     3,000  Russia Federation ................................        06/24/28          12.750           344,608
    14,300  Russian Principal Loan (Morgan Guaranty
              Trust)(1)(2) ...................................        12/15/20          5.969+           983,125
    22,080  Russian Principal Loan (Chase Manhattan
              Bank)(1)(2) ....................................        12/15/20          5.969+         1,518,000
                                                                                                    ------------
                                                                                                       4,165,733
                                                                                                    ------------

TRINIDAD & TOBAGO--3.04%
     9,000  Republic of Trinidad and Tobago(1) ...............  11/03/00 to 10/03/04 9.750 to 11.750   9,180,000
                                                                                                    ------------

TUNISIA--2.14%
     7,000  Banque Centrale de Tunisie .......................  09/19/07 to 09/19/27 7.500 to 8.250    6,475,000
                                                                                                    ------------

VENEZUELA--4.79%
    11,710  Republic of Venezuela ............................        09/15/27           9.250         8,489,750
     8,175  Republic of Venezuela, PAR(5) ....................        03/31/20           6.750         5,967,750
                                                                                                    ------------
                                                                                                      14,457,500
                                                                                                    ------------
Total Long-Term Debt Securities (cost-$290,018,038)                                                  282,605,552
                                                                                                    ------------

REPURCHASE AGREEMENTS--5.91%
     8,000   Repurchase agreement dated 04/30/99 with
             J.P. Morgan Securities Incorporated,
             collateralized by $7,971,000 U.S. Treasury
             Notes, 6.000% due 08/15/00
             (value-$8,159,992); proceeds: $8,003,227 ........        05/03/99           4.840         8,000,000
                                                                                                       ---------

GLOBAL HIGH INCOME DOLLAR FUND INC.


  PRINCIPAL
   AMOUNT                                                             MATURITY         INTEREST
    (000)                                                               DATES            RATES            VALUE
  --------                                                            ---------        ---------       ---------
REPURCHASE AGREEMENTS (CONCLUDED)
  $ 9,871   Repurchase agreement dated 4/30/99 with
              Salomon Smith Barney Inc., collateralized by ..
              $9,931,000 U.S. Treasury Notes, 5.500%
              due 02/29/00 (value - $10,073,808);
              proceeds: $9,874,990 ...........................        05/03/99           4.850%      $ 9,871,000
                                                                                                     ------------
Total Repurchase Agreements (cost--$17,871,000) .............                                          17,871,000
                                                                                                     ------------
Total Investments (cost--$307,889,038)-- 99.47% .............                                         300,476,552
Other assets in excess of liabilities-- 0.53% ...............                                           1,590,908
                                                                                                     ------------
Net Assets--100.00% .........................................                                        $302,067,460
                                                                                                     ============

---------------------------------
Note:  The Portfolio of Investments is listed by the issuer's country of origin
 +     Reflects rate at April 30, 1999 on variable rate instruments
 ++    Reflects rate at April 30, 1999 on step coupon rate instruments
  @    Current coupon rate is 0% on step up rate. Subsequent to 05/15/01 rate will change to 13.250%.
 (1)   Illiquid securities represent 16.61% of net assets
 (2) Participation interest was acquired through the financial institution indicated parenthetically
 (3) With an additional 47,108,000 recoverable rights attached maturing on 06/30/03 with no market value
 (4) With an additional 3,500,000 warrants attached maturing on 06/30/03 with no market value
 (5) With an additional 40,875 warrants attached maturing on 04/15/20 with no market value
 ARS   Argentine Peso
 DCB   Debt Conversion Bond
 DISC  Discount Bond
 EXIT  Investment Bond
 FLIRB Front-loaded Interest Reduction Bond
 IAB   Interest Arrears Bond
 IAN   INTEREST ARREARS NOTE
 NMB   New Money Bond
 PAR   Par Bond
 PDI   Past Due Interest Bond
 PLN   Polish Zloties

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                     UNREALIZED
                                                                                                    APPRECIATION
                                             CONTRACT TO DELIVER  IN EXCHANGE FOR   MATURITY DATE  (DEPRECIATION)
                                             -------------------  ---------------   -------------   -----------
Greek Drachmas .........................         1,605,093,000    US$    5,346,389    06/28/99       $171,299
U.S. Dollars ...........................           5,250,034      GRD1,605,093,000    06/28/99        (74,944)
                                                                                                    ---------
                                                                                                    $  96,355
                                                                                                    =========

------------------
Currency Type Abbreviation:
GRD - Greek Drachmas

INVESTMENTS BY TYPE OF ISSUER                           Percentage of Net Assets
                                                        ----------------------
                                                        Long-term  Short-term
                                                        ---------   ---------
Government and other public issuers ...............     83.49%         --
Repurchase agreements .............................        --        5.91%
Oil/Gas ...........................................      2.24          --
Telecom ...........................................      2.04          --
Broadcasting ......................................      1.61          --
Beverage/Bottling .................................      1.15
Banks .............................................      1.02          --
Utilities-Electric & Water ........................      1.02          --
Industrial ........................................      0.99          --
                                                        -----        ----
                                                        93.56%       5.91%
                                                        =====        ====

                 See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.



STATEMENT OF ASSETS AND LIABILITIES                   APRIL 30, 1999 (unaudited)


ASSETS
Investments in securities, at value (cost--$307,889,038) ...........................   $300,476,552
Cash ...............................................................................      2,977,401
Interest receivable ................................................................      5,843,631
Unrealized appreciation on forward currency contracts ..............................         96,355
Other assets .......................................................................          6,610
                                                                                       ------------
Total assets .......................................................................    309,400,549
                                                                                       ------------

LIABILITIES
Payable for investments purchased ..................................................      6,477,054
Payable for shares of capital stock repurchased ....................................        342,603
Payable to investment adviser and administrator ....................................        308,824
Accrued expenses and other liabilities .............................................        204,608
                                                                                       ------------
Total liabilities ..................................................................      7,333,089
                                                                                       ------------

NET ASSETS
Capital stock - $0.001 par value; total authorized shares - 100,000,000;
  21,764,967 shares issued and outstanding .........................................    318,092,189
Undistributed net investment income.................................................      1,464,560
Accumulated net realized loss from investment
  and foreign currency transactions.................................................    (10,109,257)
Net unrealized depreciation of investments, other assets,
  liabilities and forward contracts denominated in
  foreign currencies................................................................     (7,380,032)
                                                                                       ------------
Net assets..........................................................................   $302,067,460
                                                                                       ============
Net asset value per share...........................................................         $13.88
                                                                                             ======


                See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.


STATEMENT OF OPERATIONS

                                                                                                       FOR THE
                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                    APRIL 30, 1999
                                                                                                      (UNAUDITED)
                                                                                                      -----------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes) ................................................        $14,664,823
                                                                                                    -----------
EXPENSES:

Investment advisory and administration .....................................................          1,832,752
Custody and accounting .....................................................................            112,998
Reports and notices to shareholders ........................................................             50,945
Transfer agency fees .......................................................................             43,499
Legal and audit ............................................................................             42,604
Directors' fees ............................................................................              5,250
Other expenses .............................................................................             29,191
                                                                                                    -----------
 ...........................................................................................          2,117,239
                                                                                                    -----------
Net investment income ......................................................................         12,547,584
                                                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions ..................................................................        (10,119,066)
  Foreign currency transactions ............................................................            553,527
Net change in unrealized appreciation/depreciation of:
  Investments ..............................................................................         31,820,543
  Other assets, liabilities and forward contracts denominated in
    foreign currencies .....................................................................            326,801
                                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES ................................         22,581,805
                                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................        $35,129,389
                                                                                                    ===========


                 See accompanying notes to financial statement

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        FOR THE
                                                                                       SIX MONTHS
                                                                                          ENDED          FOR THE
                                                                                     APRIL 30, 1999    YEAR ENDED
                                                                                       (UNAUDITED)  OCTOBER 31, 1998
                                                                                      -------------   -------------
FROM OPERATIONS:
Net investment income...........................................................     $ 12,547,584   $ 29,166,536
Net realized gain (loss) on investment transactions.............................      (10,119,066)    13,429,681
Net realized gain (loss) from foreign currency transactions.....................          553,527     (4,298,228)
Net change in unrealized appreciation/depreciation of:
  Investments...................................................................       31,820,543    (57,425,201)
  Other assets, liabilities and forward contracts
    denominated in foreign currencies...........................................          326,801        (43,287)
                                                                                      -----------   ------------
Net increase (decrease) in net assets resulting from operations.................       35,129,389    (19,170,499)
                                                                                      -----------   ------------

DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS:

From net investment income......................................................      (11,083,024)   (24,868,308)
From net realized gains from investment transactions............................       (6,829,547)    (2,487,041)
In excess of net investment income..............................................               --        (2,369,284)
                                                                                      -----------   ------------
Total dividends and distributions to stockholders...............................      (17,912,571)   (29,724,633)
                                                                                      -----------   ------------

CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased......................................................       (9,216,518)    (1,649,484)
                                                                                      -----------   ------------
Net increase (decrease) in net assets...........................................        8,000,300    (50,544,616)

NET ASSETS:
Beginning of period.............................................................      294,067,160    344,611,776
                                                                                      -----------   ------------
End of period (including undistributed net investment
  income of $1,464,560 at April 30, 1999).......................................     $302,067,460   $294,067,160
                                                                                     ============   ============


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
   Global High Income Dollar Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.
   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
   VALUATION OF INVESTMENTS--Securities may be valued by outside pricing services approved by a management committee under the direction of the board of directors. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sales price, or last bid price available if no sales occur on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation (other than short-term investments that mature in 60 days or less). The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted and/or illiquid securities subject to limitations as to their sale) are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.
   Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund.
   Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board of directors.
   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS (unaudited)

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.
   FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.
   Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.
   FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward currency contracts to enhance income.
   The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.
   Risks may arise with respect to entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
   Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.
   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to stockholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS (unaudited)

CONCENTRATION OF RISK
   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR
   The Fund's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets. At April 30, 1999, the Fund owed Mitchell Hutchins $308,824 in investment advisory and administration fees.

SECURITY LENDING
   The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. During the six months ended April 30, 1999, the Fund did not lend securities.

INVESTMENTS IN SECURITIES
   For federal income tax purposes, the cost of securities owned at April 30, 1999, was substantially the same as the cost of securities for financial statement purposes.

   At April 30, 1999, the components of net unrealized depreciation of investments were as follows:

    Gross depreciation (investments having an
     excess of cost over value)................................ $(23,174,290)
    Gross appreciation (investments
     having an excess of value over cost)......................   15,761,804
                                                                  ----------
    Net unrealized depreciation of investments................. $ (7,412,486)
                                                                  ==========
   For the six months ended April 30, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $129,299,134 and $98,676,145, respectively.

NOTES TO FINANCIAL STATEMENTS (unaudited)

CAPITAL STOCK
   There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 21,764,967 shares outstanding at April 30, 1999 Mitchell Hutchins owned 9,643 shares.
   For the six months ended April 30, 1999, the Fund repurchased 822,300 shares of common stock at an average market price per share of $11.15 and a weighted average discount from net asset value of 15.64% per share.
   For the period September 17, 1998 (commencement of repurchase program) through April 30, 1999, the Fund repurchased 971,700 shares of common stock at an average market price per share of $11.12 and a weighted average discount from net asset value of 15.14% per share. At April 30, 1999, paid-in-capital was reduced by the cost of $10,866,002 of capital stock repurchased.

FEDERAL INCOME TAX STATUS
   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding throughout each period is presented below:

                                               FOR THE
                                             SIX MONTHS
                                               ENDED
                                              APRIL 30,               FOR THE YEARS ENDED OCTOBER 31,
                                                1999       _____________________________________________________
                                             (UNAUDITED)    1998        1997       1996        1995        1994
                                             ----------    ------      ------     ------      ------      ------
Net asset value, beginning of period         $ 13.02      $ 15.16     $ 14.99    $ 13.07     $ 12.83     $ 15.21
                                              -------     -------     -------    -------     -------    -------
Net investment income                           0.58         1.28        1.31       1.30        1.34        1.43
Net realized and unrealized
  gains (losses) from
  investments and foreign currency              1.00        (2.12)       0.13       1.89        0.21       (2.40)
                                             -------      -------     -------    -------     -------     -------
Net increase (decrease) from
  investment operations                         1.58        (0.84)       1.44       3.19        1.55       (0.97)
                                             -------      -------     -------    -------     -------     -------
DIVIDENDS FROM NET INVESTMENT INCOME           (0.50)       (1.10)      (1.08)     (1.27)      (1.16)      (1.34)
Distributions from net realized
  gains from investment transactions           (0.30)       (0.11)         --         --          --          --
Distributions in excess of net
  investment income                               --        (0.10)      (0.19)        --          --          --
Distributions from paid-in-capital                --           --          --         --       (0.15)      (0.07)
                                             -------      -------     -------    -------     -------     -------
Total dividends and distributions
  to stockholders                              (0.80)       (1.31)      (1.27)     (1.27)      (1.31)      (1.41)
                                             -------      -------     -------    -------     -------     -------
Net increase in net asset value
  resulting from repurchase
  of common stock                               0.08         0.01          --         --          --         --
                                             -------      -------     -------    -------     -------     -------
Net asset value, end of period               $ 13.88      $ 13.02     $ 15.16    $ 14.99     $ 13.07     $ 12.83
                                             =======      =======     =======    =======     =======     =======
Market value, end of period                  $ 11.63      $ 11.50     $ 12.81    $ 12.63     $ 11.63     $ 11.50
                                             =======      =======     =======    =======     =======     =======
Total investment return (1)                     8.64%       (0.70)%     11.47%     20.26%      13.65%     (14.80)%
                                             =======      =======     =======    =======     =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)           $302,067     $294,067    $344,612   $340,910    $297,087    $291,752
Expenses to average net assets                  1.44%*       1.44%       1.42%      1.43%       1.46%       1.50%
Net investment income to average
  net assets                                    8.56%*       8.55%       8.24%      9.18%      10.76%      10.40%
Portfolio turnover rate                           39%          89%         56%        80%         71%         51%

---------------
 *  Annualized
(1) Total investment return is calculated assuming a purchase at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return for period of less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

GENERAL INFORMATION (UNAUDITED)

THE FUND
   Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $60 billion in assets under management as of May 31, 1999.

SHAREHOLDER INFORMATION
   The Fund's NYSE trading symbol is "GHI." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL and NEW YORK TIMES and BARRON'S, as well as numerous other publications.

   An annual meeting of stockholders of the Fund was held on March 4, 1999. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek and Carl W. Schafer were elected to serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified.

1. TO ELECT NINE MEMBERS OF ITS BOARD OF DIRECTORS:       SHARES VOTED FOR    SHARES WITHHOLD AUTHORITY
                                                           --------------      ----------------------
Margo N. Alexander                                         21,232,738.606            532,207.625
Richard Q. Armstrong                                       21,228,045.606            536,900.625
E. Garrett Bewkes, Jr.                                     21,194,639.323            570,306.908
Richard R. Burt                                            21,230,347.606            534,598.625
Mary C. Farrell                                            21,241,098.606            523,847.625
Meyer Feldberg                                             21,232,383.323            532,562.908
George W. Gowen                                            21,220,994.323            543,951.908
Frederic V. Malek                                          21,226,286.606            538,659.625
Carl W. Schafer                                            21,228,490.606            536,455.625

                                                         SHARES                SHARES                SHARES
                                                        VOTED FOR              AGAINST               ABSTAIN
                                                        --------               -------               -------
2. RATIFICATION OF THE SELECTION OF                  21,407,253.574          94,510.000            263,182.657
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
AUDITORS FOR THE CURRENT FISCAL YEAR.

GENERAL INFORMATION (concluded) (unaudited)

YEAR 2000 RISKS
   Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."
   Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

DIVIDEND REINVESTMENT PLAN
   The Fund has established a Dividend Reinvestment Plan (the "Plan") under which all stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.
   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.
   Additional shares of common stock acquired under the Dividend Reinvestment Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with its Dividend Reinvestment Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.
   Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

                       This page intentionally left blank

(Broker non-votes and abstentions are included within the "Shares Withhold Authority" totals.)

DIRECTORS
E. Garrett Bewkes, Jr.          Meyer Feldberg
CHAIRMAN                        George W. Gowen
Margo N. Alexander              Frederic V. Malek
Richard Q. Armstrong            Carl W. Schafer
Richard R. Burt                 Brian M. Storms
Mary C. Farrell

PRINCIPAL OFFICERS
Margo N. Alexander              Paul H. Schubert
PRESIDENT                       VICE PRESIDENT AND TREASURER
Victoria E. Schonfeld           Dennis L. McCauley
VICE PRESIDENT                  VICE PRESIDENT
Dianne E. O'Donnell             Stuart Waugh
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT

INVESTMENT ADVISER
AND ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT. NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON.

                                   PAINEWEBBER
                         1999 PaineWebber Incorporated
                                  Member SIPC